Exhibit 10.1

CRYSTAL INTERNATIONAL TRAVEL GROUP, INC.

SECURED NOTE AND WARRANT PURCHASE AGREEMENT

THIS SECURED NOTE AND WARRANT PURCHASE AGREEMENT is made as of the     day of November, 2006 (the “Effective Date”) by and among CRYSTAL INTERNATIONAL TRAVEL GROUP, INC., a Delaware corporation (the “Company”), and the persons and entities named on the Schedule of Purchasers attached hereto (individually, a “Purchaser” and collectively, the “Purchasers”).

The parties hereby agree as follows:

1.                                      AMOUNT AND TERMS OF THE SECURED LOAN; ISSUANCE OF WARRANTS.

1.1          The Loan.  Subject to the terms of this Agreement, at the Closing, each Purchaser agrees to purchase and the Company agrees to sell and issue to each Purchaser a Secured Promissory Note, in substantially the form attached hereto as Exhibit A (each a “Note” and collectively, the “Notes”), in a principal amount equal to such Purchaser’s Pro Rata Share of the total amount to be funded at each such closing.  For purposes of this Agreement, the term “Pro Rata Share” means, as to each Purchaser, the percentage equivalent of such Purchaser’s commitment to purchase Notes from the Company (the “Commitment Amount”), divided by the combined Commitment Amounts of all Purchasers to purchase Notes from the Company, which combined aggregate amount is set forth on the Schedule of Purchasers attached hereto, as the same may be amended from time to time (the “Total Commitment”).

1.2          Issuance of Warrants.   Subject to the terms of this Agreement, and in consideration for the purchase by the Purchasers of the Notes and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company agrees to issue to each Purchaser, at the Closing, a warrants in substantially the form attached hereto as Exhibit B (each, a “Warrant” and collectively the “Warrants”), for shares of Common Stock of the Company (the “Common Stock”).

2.                                      THE CLOSING.

2.1          Closing.  The closing of the purchase and sale of Notes in the aggregate principal amount of $400,000 (the “Loan Amount”), the issuance of the Restricted Shares (as defined below) and the issuance of Warrants shall be held on the Effective Date at the offices of the Company (the “Closing”), or at such other place and time as the Company and the Purchasers shall mutually agree upon (the “Closing Date”).

2.2          Delivery.  At the Closing:

 (i) Purchaser will deliver to the Company a certified check or wire transfer funds equal to the Loan Amount;

(ii) the Company shall issue and deliver to Purchaser a Note payable to such Purchaser in the principal amount of $400,000;

(iii) the Company shall issue and deliver to Purchaser a Warrant for an aggregate of 400,000 shares of the Company’s Common Stock at an exercise price of $0.10 per share and in return the Purchaser shall return to the Company for cancellation any and all warrants issued to it on or about May 2, 2006;

(iv) the Company shall instruct its transfer agent to issue and deliver to each Purchaser within 5 business days of the date hereof 1,000,000 “restricted shares” (as such term is defined in the Securities Act of 1933) of the Company’s Common Stock with the registration rights set forth in Section 5(d) of this Agreement (the “Restricted Shares”);

(vi) the Company shall execute and deliver a security agreement substantially in the form attached hereto as Exhibit C (the “Security Agreement”), pursuant to which the Company shall grant the Agent (as defined in Section 7 below) a security interest in the “Collateral” described therein, for the ratable benefit of the Purchasers; and

(vi) the Company shall authorize the filing of a UCC-1 financing statement and shall provide such other documents as may be necessary or desirable to perfect the Agent’s security interest in the Collateral, in form reasonably satisfactory to Purchasers, including a Grant of Security Interest for filing with the United States Patent and Trademark Office.

3.            PURCHASER’S REPRESENTATIONS AND WARRANTIES.  Each Purchaser hereby represents and warrants to and agrees with the Company only as to such Purchaser that:

3.1          Organization and Standing of the Purchasers.  If the Purchaser is an entity, such Purchaser is a corporation, partnership or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

3.2          Authorization and Power.  Each Purchaser has the requisite power and authority to enter into and perform this Agreement and to purchase the Notes and Warrants being sold to it hereunder.  The execution, delivery and performance of this Agreement by such Purchaser and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Purchaser or its Board of Directors, stockholders, partners, members, as the case may be, is required.  This Agreement has been duly authorized, executed and delivered by such Purchaser and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with the terms thereof.

3.3          No Conflicts.  The execution, delivery and performance of this Agreement and the consummation by such Purchaser of the transactions contemplated hereby or relating hereto do not and will not (i) result in a violation of such Purchaser’s charter documents or bylaws or other organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which such Purchaser is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Purchaser or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Purchaser).  Such Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to purchase the Notes or acquire the Warrants in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, such Purchaser is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

3.4          Information on Company.   The Purchaser has been furnished with or has had access at the EDGAR Website of the Commission to the Company’s Form 10-KSB for the year ended July 31, 2006 and all periodic reports filed with the Commission thereafter not later than five days before the Closing Date (hereinafter referred to as the “Reports”).  In addition, the Purchaser has received in writing from the Company such other information concerning its operations, financial condition and other matters as the Purchaser has requested in writing (such other information is collectively, the “Other Written Information”), and considered all factors the Purchaser deems material in deciding on the advisability of investing in the Securities.

3.5          Information on Purchaser.  The Purchaser is, and will be at the time of the exercise of the Warrants, an “accredited investor”, as such term is defined in Rule 501 of Regulation D and is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Purchaser to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment.  The Purchaser has the authority and is duly and legally qualified to purchase and own the Securities.  The Purchaser is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.  The information set forth on the signature page hereto regarding the Purchaser is accurate.

3.6          Purchase of Notes and Warrants.  On the Closing Date, the Purchaser will purchase the Notes and Warrants as principal for its own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof, but Purchaser does not agree to hold the Notes and Warrants for any minimum amount of time.

3.7          Compliance with Securities Act.  The Purchaser understands and agrees that the Securities have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of Purchaser contained herein), and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration.  Notwithstanding anything to the contrary contained in this Agreement, such Purchaser may transfer (without restriction and without the need for an opinion of counsel) the Securities to its Affiliates (as defined below) provided that each such Affiliate is an “accredited investor” under Regulation D and such Affiliate agrees to be bound by the terms and conditions of this Agreement. For the purposes of this Agreement, an “Affiliate” of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity.  Affiliate when employed in connection with the Company includes each Subsidiary [as defined in Section 5(a)] of the Company.  For purposes of this definition, “control” means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

3.8          Shares Legend.  The shares underlying the Warrants shall bear the following or similar legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO CRYSTAL INTERNATIONAL TRAVEL GROUP, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.”

3.9          Warrants Legend.  The Warrants shall bear the following or similar legend:

“THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO CRYSTAL INTERNATIONAL TRAVEL GROUP, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.”

3.10        Communication of Offer.  The offer to sell the Securities was directly communicated to the Purchaser by the Company.  At no time was the Purchaser presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

3.11        Authority; Enforceability.  This Agreement and other agreements delivered together with this Agreement or in connection herewith have been duly authorized, executed and delivered by the Purchaser and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity; and Purchaser has full corporate power and authority necessary to enter into this Agreement and such other agreements and to perform its obligations hereunder and under all other agreements entered into by the Purchaser relating hereto.

3.12        No Governmental Review.  Purchaser understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

3.13        Correctness of Representations.  Each Purchaser represents as to such Purchaser that the foregoing representations and warranties are true and correct as of the date hereof and, unless a Purchaser otherwise notifies the Company prior to the Closing Date shall be true and correct as of the Closing Date.

3.14        Survival.  The foregoing representations and warranties shall survive the Closing Date until three years after the Closing Date.

4.            Company Representations and Warranties.  The Company represents and warrants to and agrees with each Purchaser that except as set forth in the Reports and as otherwise qualified in the Transaction Documents:

4.1          Due Incorporation.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power to own its properties and to carry on its business is disclosed in the Reports.  The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect.  For purpose of this Agreement, a “Material Adverse Effect” shall mean a material adverse effect on the financial condition, results of operations, properties or business of the Company taken individually, or in the aggregate, as a whole.  For purposes of this Agreement, “Subsidiary” means, with respect to any entity at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity) of which more than 50% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity.

4.2          Outstanding Stock.  All issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable.

4.3          Authority; Enforceability.  This Agreement, the Note, the Warrants, and any other agreements delivered together with this Agreement or in connection herewith (collectively “Transaction Documents”) have been duly authorized, executed and delivered by the Company and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity.  The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder.

4.4          No Violation or Conflict.  Assuming the representations and warranties of the Purchasers in Section 4 are true and correct, neither the issuance and sale of the Securities nor the performance of the Company’s obligations under this Agreement and all other agreements entered into by the Company relating thereto by the Company will:

(i)            violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default in any  material respect) under (A) the articles or certificate of incorporation, charter or bylaws of the Company, (B) to the Company’s knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company or any of its Affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its Affiliates is a party, by which the Company or any of its Affiliates is bound, or to which any of the properties of the Company or any of its Affiliates is subject, or (D) the terms of any “lock-up” or similar provision of any underwriting or similar agreement to which the Company, or any of its Affiliates is a party except the violation, conflict, breach, or default of which would not have a Material Adverse Effect; or

(ii)          result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company or any of its Affiliates; or

(iii)         result in the activation of any anti-dilution rights or a reset or repricing of any debt or security instrument of any other creditor or equity holder of the Company, nor result in the acceleration of the due date of any obligation of the Company; or

(iv)         result in the activation of any piggy-back registration rights of any person or entity holding securities or debt of the Company or having the right to receive securities of the Company.

4.5          Reporting Company.  The Company is a publicly-held company subject to reporting obligations pursuant to Section 13 of the Securities Exchange Act of 1934 (the “1934 Act”) and has a class of common shares registered pursuant to Section 12(g) of the 1934 Act.  Pursuant to the provisions of the 1934 Act, the Company has timely filed all reports and other materials required to be filed thereunder with the Commission during the preceding twelve months.

4.6          Information Concerning Company.  The Reports contain all material information relating to the Company and its operations and financial condition as of their respective dates and all the information required to be disclosed therein.   Since the last day of the fiscal year of the most recent audited financial statements included in the Reports (“Latest Financial Date”), and except as modified in the Other Written Information or in the Schedules hereto, there has been no Material Adverse Event relating to the Company’s business, financial condition or affairs not disclosed in the Reports. The Reports do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made.  The Company has not provided to the Purchasers any material non-public information.

4.7          Stop Transfer.  The Company will not issue any stop transfer order or other order impeding the sale, resale or delivery of any of the Securities, except as may be required by any applicable federal or state securities laws and unless contemporaneous notice of such instruction is given to the Purchaser.

4.8          Not an Integrated Offering.  Provided the representations and warranties of the Purchasers are true and accurate, neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offer of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the OTC Bulletin Board (“Bulletin Board”) which would impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder.  Nor will the Company or any of its Affiliates take any action or steps that would cause the offer or issuance of the Securities to be integrated with other offerings which would impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder.  The Company will not conduct any offering other than the transactions contemplated hereby that will be integrated with the offer or issuance of the Securities which would impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder.

4.9          Dilution.   The Company’s executive officers and directors understand the nature of the Securities being sold hereby and recognize that the issuance of the Securities will have a potential dilutive effect on the equity holdings of other holders of the Company’s equity or rights to receive equity of the Company.  The board of directors of the Company has concluded, in its good faith business judgment that the issuance of the Securities is in the best interests of the Company.  The Company specifically acknowledges that its obligation to issue the Shares upon conversion of the Notes, and the Warrant upon exercise of the Warrants is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company or parties entitled to receive equity of the Company.

4.10        Correctness of Representations.  The foregoing representations and warranties shall survive until three years after the Closing Date.

5.                                      COVENANTS.

Until the termination of this Agreement and the payment and satisfaction of all Secured Obligations (as defined in the Security Agreement):

(a)           Corporate Existence.  The Company shall maintain its corporate existence and good standing in its jurisdiction of incorporation and maintain qualification in each jurisdiction in which the failure to so qualify could have a material and adverse effect on the business, properties, financial condition or operations of the Company.

(b)           Compliance with Law.  The Company shall comply with all laws,  ordinances and regulations to which the Company and its property is subject, the noncompliance with which could have a material adverse effect on the business, properties, financial condition or operations of the Company.

(c)           Notification.  The Company shall give written notice to the Purchasers of (i) any event which, with notice or passage of time or both would constitute an Event of Default (as defined below), or the occurrence of an Event of Default within five business days of becoming aware of the same, or (ii) any event which has had or would reasonably be expected to have a material or adverse effect on the business, properties, financial condition or operations of the Company.

(d)           Registration Rights.  The Company shall notify each Purchaser in writing at least fifteen days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company) and will afford each such Purchaser an opportunity to include in such registration statement all or part of such Restricted Securities held by such Purchaser.  Each Purchaser desiring to include in any such registration statement all or any part of the Restricted Securities held by it shall, within five days after the above-described notice from the Company, so notify the Company in writing.  Such notice shall state the intended method of disposition of the Restricted Securities by such Purchaser.  If a Purchaser decides not to include all of its Restricted Securities in any registration statement thereafter filed by the Company, such Purchaser shall nevertheless continue to have the right to include any Restricted Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.  The Company shall have the right in its good faith and sole discretion to remove any Restricted Securities from any registration statement when it deems it necessary in order to meet contractual commitments existing as of the date hereof to other selling stockholders.

6.                                      EVENTS OF DEFAULT; REMEDIES.

6.1          Events of Default.  Each of the following shall constitute an event of default (each, an “Event of Default”) under this Agreement and the other Loan Documents:

(a)           the Company fails to pay any and all unpaid principal, accrued interest and all other amounts owing under any Note within five (5) days of the date such payment is due;

(b)           the Company engages in any liquidation, dissolution or winding up of the Company (as contemplated by the Restated Certificate);

(c)           the Company files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing;

(d)           an involuntary petition is filed against the Company under any bankruptcy statute now or hereafter in effect, unless such petition is dismissed or discharged within (60) days of the date such petition is filed, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Company;

(e)           the Company executes an assignment with respect to a majority of its assets;

(f)            the Company breaches any warranty or covenant in any material respect made by Company in the Notes (except as set forth in (a) above), or any other Loan Document, and, as to any breach that is capable of cure, the Company fails to cure such breach within fifteen (15) days of the date on which notice thereof has been given to the Company by the Required Purchasers, unless within that time period the Company has commenced and continues diligent efforts to remedy the default, in which event the Company shall have such additional time as is necessary, but not more than thirty (30) days after the date on which notice thereof has been given to the Company by the Required Purchasers to remedy the default before an Event of Default occurs;

(g)           the occurrence of an “Event of Default” under the Security Agreement;

(h)           the occurrence of a “Liquidation” event as defined in the Company’s Restated Certificate.

6.2          Remedies.  Upon the occurrence of any Event of Default, all unpaid principal on the Notes, accrued and unpaid interest thereon and all other amounts owing under any of the Loan Documents shall, at the option of the Required Purchasers, and, upon the occurrence of any Event of a Default pursuant to Section 6.1(c) or (d) above, automatically, be immediately due, payable and collectible by the holder of a Note, with the consent of the Required Purchasers, pursuant to applicable law.   In the event of any Event of Default, the Company shall pay all reasonable attorneys’ fees and costs incurred by the holders of the Notes in enforcing and collecting the Notes and the other Loan Documents.  Notwithstanding the foregoing, upon the occurrence of an Event of Default pursuant to Section 6.1, the Required Purchasers may elect, on behalf of all Purchasers, to convert, in whole, the outstanding principal amount of the Notes, plus accrued and unpaid interest thereon, into shares of Common Stock (as defined in the Notes), pursuant to the provisions of the Notes.

7.                                      MISCELLANEOUS.

7.1          Binding Agreement.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.  The Company may not assign this Agreement without the written consent of the Required Purchasers.  Each of the Purchasers may assign this Agreement and its respective rights hereunder at any time without the consent of the Company. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.2          Indemnity; Costs, Expenses and Attorneys’ Fees.  The Company shall indemnify and hold each Purchaser, and each of its respective general partners, managers, officers or directors, harmless from any loss, cost, liability and legal or other expense, including, without limitation, reasonable attorneys’ fees, which a Purchaser may directly or indirectly suffer or incur by reason of any exercise of any remedies with respect to any Collateral at any time securing the Secured Obligations, or the failure of the Company to perform any of its obligations under this Agreement or any Loan Document, except for liabilities which a Purchaser suffers or incurs by reason of such Purchaser’s own gross negligence or willful misconduct.

7.3          Severability.  If one or more provisions of this Agreement or of any other Loan Document are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement or from such other Loan Document and the balance of the Agreement or of such other Loan Document shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

7.4          Governing Law.  This Agreement shall be governed by and construed under the laws of the State of New York as applied to agreements among New York residents, made and to be performed entirely within the State of New York.

7.5          Consent to Jurisdiction and Venue.   Any legal action or other legal proceeding relating to this Agreement and the other Loan Documents and the enforcement of any provision thereof, may be brought or otherwise commenced in any state or federal court located in the State of New York.  Each party to this Agreement expressly and irrevocably consents and submits to the jurisdiction of each state and federal court located in the State of New York in connection with any such legal proceeding.

7.6          Waiver of Jury Trial.  TO THE EXTENT EACH MAY LEGALLY DO SO, EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, OR IN ANY WAY CONNECTED WITH, OR RELATED TO, OR INCIDENTAL TO, THE DEALING OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE EXTENT EACH MAY LEGALLY DO SO, EACH PARTY HERETO HEREBY AGREES THAT ANY SUCH CLAIM, DEMAND, ACTION, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT EITHER PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF ANY OTHER PARTY HERETO TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

7.7          Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.8          Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.9          Notices.  Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit with the United States Post Office or Federal Express, postage prepaid, addressed to the Company at 2140 Headquarters Plaza, 10th Floor, Morristown, New Jersey 07960, or to a Purchaser at its address shown on the Schedule of Purchasers, or at such other address as such party may designate by ten (10) days advance written notice to the other party.

7.10        Modification; Waiver.  No modification or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing and approved by the Company and the Required Purchasers, and then it shall be effective only in the specific instance and for the specific purpose for which it was given.

7.11        Cumulative Remedies.  Each of the Purchasers’ rights and remedies under this Agreement and the other Loan Documents shall be cumulative.  Each of the Purchasers shall have all other rights and remedies not inconsistent herewith as provided under by law or in equity.  No exercise by a Purchaser of one right or remedy shall be deemed an election, and no waiver of any Event of Default shall be deemed a continuing waiver.

7.12        Expenses.  Each party shall pay its own costs and expenses incurred with respect to the negotiation, execution delivery and performance of this Agreement.

7.13        Entire Agreement.  This Agreement, the Exhibits hereto, and the Loan Documents constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein or in the other Loan Documents.

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IN WITNESS WHEREOF, the parties have executed this SECURED NOTE AND WARRANT PURCHASE AGREEMENT as of the date first written above.

COMPANY:

CRYSTAL INTERNATIONAL TRAVEL GROUP, INC.

By:	/s/ Fabrizzio Busso-Campana
Name: Fabrizzio Busso-Campana
Chief Executive Officer

SECURED NOTE AND WARRANT PURCHASE AGREEMENT
SIGNATURE PAGE

PURCHASERS:
ARNOLD INCOME FUND LP

By:	/s/ Edward H. Arnold

Name:	Edward H. Arnold

Title:	Managing Member

SECURED NOTE AND WARRANT PURCHASE AGREEMENT
SIGNATURE PAGE

SCHEDULES AND EXHIBITS

Schedule of Purchasers

Exhibit A:  Form of Secured Promissory Note

Exhibit B:  Form of Warrant

Exhibit C:  Form of Security Agreement